Exhibit 99.2

VOTING AGREEMENT

This Voting Agreement, dated as of September 29, 2014 (this “Agreement”), is made and entered into by and among Royal Gold, Inc., a Delaware corporation (“Royal Gold”), and the undersigned stockholders (each, a “Stockholder” and, collectively, the “Stockholders”) of CONTANGO ORE, INC., a Delaware corporation (the “Company”).  Royal Gold and each of the Stockholders are referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, concurrently with the execution of this Agreement, Royal Gold and the Company are entering into a Master Agreement (as amended, supplemented or otherwise modified from time to time, the “Master Agreement”), governing the terms by which Royal Gold (or its Affiliate) and the Company may enter into the Joint Venture Agreement (as defined in the Master Agreement);

WHEREAS, as of the date hereof, each Stockholder Beneficially Owns (as defined below) and owns of record the number of shares of Company Common Stock set forth opposite such Stockholder’s name on Schedule I hereto (the “Existing Shares”); and

WHEREAS, as a condition and inducement to Royal Gold’s willingness to enter into the Master Agreement, the Stockholders have agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1 Defined Terms.  The following terms, as used in this Agreement, shall have the meanings specified in this Section 1.1.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Master Agreement.

“Beneficial Owner” means, with respect to a security, any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) the power to vote, or to direct the voting of, such security and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided, that, for purposes of determining whether a Person is a Beneficial Owner of such security, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).  The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have a correlative meaning.  For the avoidance of doubt, Royal Gold shall not be deemed to be the Beneficial Owner of the Covered Company Shares by virtue of this Agreement.

“Covered Company Shares” means, with respect to each Stockholder, (1) such Stockholder’s Existing Shares, and (2) any shares of Company Common Stock or other voting capital stock of the Company and any securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock of the Company, in each case that such Stockholder has Beneficial Ownership of on or after the date hereof; it being understood that if any Stockholder acquires securities (or rights with respect thereto) described in clause (2) above, such Stockholder shall promptly notify Royal Gold in writing, indicating the number of such securities so acquired.

“Permitted Transfer” means a transfer of Covered Company Shares by a Stockholder to any Affiliate of such Stockholder if the transferee of such Covered Company Shares evidences in a writing reasonably satisfactory to Royal Gold such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Stockholder, and upon such transfer to be deemed a Stockholder hereunder.  Notwithstanding anything in the foregoing to the contrary, each of the Stockholders may from time to time transfer among and between themselves any of the Covered Company Shares and each such transfer shall be deemed a Permitted Transfer (it being understood that any Covered Company Shares so transferred shall continue to constitute Covered Company Shares under this Agreement).

“Transfer” means any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise) or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any capital stock or interest (including voting interest) in any capital stock.

ARTICLE II
VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1 Agreement to Vote.

(a) Each Stockholder hereby irrevocably and unconditionally agrees that, during the term of this Agreement, at the Company Stockholders Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any written consent of the stockholders of the Company (the date of the taking of any such action being an applicable “Determination Date”), such Stockholder shall, in each case to the fullest extent that the Covered Company Shares are entitled to vote thereon or consent thereto, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought:

(i) appear at each such meeting or otherwise cause such Stockholder’s Covered Company Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii) vote (or cause to be voted), in person or by proxy, or if applicable deliver (or cause to be delivered) a written consent covering, all of such Stockholder’s Covered Company Shares:

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(1) in favor of the approval and adoption of the Transactions and any other action in furtherance of the consummation of the Joint Venture and Transactions;

(2) in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the approval and adoption of the Transactions;

(3) against any Alternative Proposal; and

(4) against any other action, agreement or transaction that is intended to, or would reasonably be expected to, impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Transactions or Joint Venture or this Agreement or the performance by the Company of its obligations under the Master Agreement or by any Stockholder of its obligations under this Agreement.

(b) Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present (if applicable) and for purposes of recording the results of that vote or consent.  The obligations of the Stockholders in this Section 2.1 shall apply whether or not the Transactions or any action above are recommended by the Board of Directors of the Company (or any committee thereof).

Section 2.2 No Inconsistent Agreements.  Each Stockholder, severally and not jointly, represents, covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement, voting trust or similar arrangement or understanding with respect to any Covered Company Shares, (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy (except in accordance with Section 2.3 hereof), consent or power of attorney with respect to any Covered Company Shares and (c) has not taken, and shall not take at any time while this Agreement remains in effect, any action that would (1) make any representation or warranty of any Stockholder contained herein untrue or incorrect, (2) violate or conflict with the Stockholder’s covenants and obligations under this Agreement or (3) otherwise have the effect of restricting, preventing or disabling the Stockholder from performing any of its obligations under this Agreement.

Section 2.3 Grant of Irrevocable Proxy.  Each Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Royal Gold, and any other Person designated by Royal Gold in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of such Stockholder’s rights with respect to the Covered Company Shares, effective as of the date hereof and continuing until the Termination Date (the “Voting Period”), to vote (or execute written consents, if applicable) with respect to the Covered Company Shares as required pursuant to Section 2.1(a) and Section 2.1(b)  hereof and, in the discretion of the Grantees, with respect to any proposed postponement or adjournments of any annual or special meetings of the stockholders of the Company (including the Company Stockholder Meeting) at which any of the matters described in Section 2.1(a) was to be considered.  The proxy granted by each Stockholder hereunder shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy, and each Stockholder (a) will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and (b) hereby revokes any proxy previously granted by such Stockholder with respect to any Covered Company Shares.  The power of attorney granted by each Stockholder hereunder is a durable power of attorney and shall survive the bankruptcy or dissolution of such Stockholder.  Subject to Section 3.2(b) with respect to the Released Shares following the Trigger Date, or as provided in this Section 2.3, no Stockholder shall directly or indirectly grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of such Stockholder’s Covered Company Shares.  For Covered Company Shares as to which any Stockholder is the Beneficial Owner but not the holder of record, such Stockholder shall cause any holder of record of such Covered Company Shares to grant to the Grantees a proxy to the same effect as that described in this Section 2.3.  Royal Gold may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to such Stockholder.  Royal Gold or its designee may not exercise this irrevocable proxy on any matter except as provided in this Article II.  The proxy granted pursuant to this Section 2.3 shall be utilized only if a Stockholder fails to vote or attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of Section 2.1 of this Agreement.

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ARTICLE III
OTHER COVENANTS

Section 3.1 Restrictions on Transfers.  Each Stockholder hereby agrees that, from and after the date hereof until the earlier to occur of the Closing or the termination of the Master Agreement in accordance with its terms, (i) such Stockholder shall not, without the prior written consent of Royal Gold, offer to Transfer, Transfer, or consent to a Transfer of, any Covered Company Shares, unless such Transfer is a Permitted Transfer and (ii) any Transfer in violation of this provision shall be void.

Section 3.2 No Solicitation.

(a) Each Stockholder shall, and each Stockholder shall cause each of its Subsidiaries and controlled Affiliates, and shall use commercially reasonable efforts to cause its and their Representatives or any other Person acting on its or their behalf to, immediately cease any discussions or negotiations with any Person that may be ongoing with respect to an Alternative Proposal.  From the date hereof until the Termination Date, each Stockholder shall not, and each Stockholder shall cause each of its Subsidiaries and controlled Affiliates and shall use commercially reasonable efforts to cause its and their Representatives or any other Person acting on its or their behalf not to, directly or indirectly, (i) solicit, initiate or knowingly encourage (including by way of furnishing information which has not been previously publicly disseminated), or knowingly facilitate the making of any proposal which constitutes any Alternative Proposal, (ii) enter into any letter of intent, memorandum of understanding, merger agreement or other agreement, arrangement or understanding relating to any Alternative Proposal or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding any Alternative Proposal.

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(b) Notwithstanding the foregoing Section 3.2(a), each Stockholder may, and may authorize its Affiliates (other than the Company and its Subsidiaries) or Representatives to, provide non-public information to, and participate in discussions or negotiations, with any Person if and to the extent that the Company is permitted to provide non-public information to, or engage in discussions or negotiations with, such Person in accordance with the Master Agreement.

Section 3.3 Litigation.  Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Royal Gold, its parent entities and Affiliates, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Master Agreement.

Section 3.4 Stock Dividends, Distributions, Etc.  In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Shares” and “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1 Representations and Warranties of the Stockholders.  Each Stockholder hereby represents and warrants, severally and not jointly, to Royal Gold as follows:

(a) Organization.  Such Stockholder, if not a natural person, is duly incorporated or formed, validly existing and in good standing under the Laws of its jurisdiction of incorporation or formation.

(b) Authority; Execution and Delivery; Enforceability.  Such Stockholder has full corporate or other entity power and authority, if applicable, and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  If not a natural person, the execution and delivery by such Stockholder of this Agreement, the performance and compliance by such Stockholder with each of its obligations herein and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such Stockholder.  Such Stockholder has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Royal Gold of this Agreement, this Agreement constitutes such Stockholder’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

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(c) Ownership of Shares.  As of the date hereof, such Stockholder is the sole Beneficial Owner and (except as may be set forth on Schedule I hereto) sole owner of record of the Existing Shares set forth opposite such Stockholder’s name on Schedule I hereto, free and clear of any Liens and free of any other limitation or restriction on the right to vote, other than this Agreement and any limitations or restrictions imposed under applicable securities Laws, and such Existing Shares constitute all of the shares of Company Common Stock Beneficially Owned or owned of record by such Stockholder.  As of the date hereof, such Stockholder is neither the Beneficial Owner nor the owner of record of any shares of the common stock, par value $0.01 per share, of Royal Gold, Inc.

(d) No Conflicts.  Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other organizational documents of such Stockholder (if applicable) or of the Company, (ii) violate any (A) Law or (B) Order, in either case, applicable to such Stockholder or any of its properties or assets, (iii) violate, conflict with, result in the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of such Stockholder under, any of the terms, conditions or provisions of any Contract to which such Stockholder is a party, or by which such Stockholder or any of its respective properties or assets may be bound or affected, except, in the case of the foregoing clauses (ii)(A) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair such Stockholder’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

(e) Consents and Approvals.  The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not and will not require any Consent of, or filing with, any Governmental Entity (excluding filings with the SEC under applicable securities Laws).

(f) Legal Proceedings.  There are no proceedings pending, or to the knowledge of such Stockholder, threatened against such Stockholder or any of their respective assets, rights or properties or, if applicable, any of the officers, directors or managers of such Stockholder, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to impair such Stockholder’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.  Neither such Stockholder nor any of its properties, rights or assets is or are subject to any Order, except for those that, individually or in the aggregate, would not reasonably be expected to impair such Stockholder’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

(g) Finder’s Fees.  No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Royal Gold or the Company (or any of their parents or Subsidiaries) in respect of this Agreement or the Master Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

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Section 4.2 Representations and Warranties of Royal Gold.  Royal Gold hereby represents and warrants to the Stockholders as follows:

(a) Organization.  Royal Gold is duly incorporated or formed, validly existing and in good standing under the Laws of the State of Delaware.

(b) Authority; Execution and Delivery; Enforceability.  Royal Gold has full corporate or other entity power and authority and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by Royal Gold of this Agreement and the performance and compliance by Royal Gold with each of its obligations herein have been duly authorized by all necessary corporate or other entity action on the part of Royal Gold.  Royal Gold has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by each Stockholder of this Agreement, this Agreement constitutes Royal Gold’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c) No Conflicts.  Neither the execution and delivery of this Agreement by Royal Gold nor compliance by Royal Gold with any of the terms or provisions hereof will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other organizational documents of Royal Gold, (ii) violate any (A) Law or (B) Order, in either case, applicable to Royal Gold or its properties or assets, (iii) violate, conflict with, result in the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Royal Gold under, any of the terms, conditions or provisions of any Contract to which Royal Gold is a party, or by which its or its properties or assets may be bound or affected, except, in the case of the foregoing clauses (ii)(A) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair Royal Gold’s ability to perform its obligations under this Agreement.

(d) Consents and Approvals.  The execution, delivery and performance by Royal Gold of this Agreement and the consummation by Royal Gold of the transactions contemplated hereby do not and will not require any Consent of, or filing with, any Governmental Entity (excluding filings with the SEC under applicable securities Laws).

(e) Legal Proceedings.  There are no proceedings pending, or to the knowledge of Royal Gold, threatened against Royal Gold or any of its respective assets, rights or properties or, if applicable, any of the officers, directors or managers of Royal Gold, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to impair Royal Gold’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.  Neither Royal Gold nor any of its properties, rights or assets is or are subject to any Order, except for those that, individually or in the aggregate, would not reasonably be expected to impair Royal Gold’s ability to perform its obligations under this Agreement or to consummate the transactions contemplated hereby on a timely basis.

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ARTICLE V
TERMINATION

Section 5.1 Termination.  This Agreement shall terminate upon the earliest to occur of (a) the termination of this Agreement by the mutual written consent of Royal Gold and the Stockholders; (b) the valid termination of the Master Agreement in accordance with its terms prior to the Closing; and (c) the Closing.  In the event of the termination of this Agreement in accordance with this Section 5.1 (the date of a valid termination of this Agreement, being the “Termination Date”), this Agreement shall forthwith become void and have no effect, and there shall not be any liability or obligation on the part of any Party hereto, other than this Section 5.1 and Article VI, which provisions shall survive such termination; provided, however, that nothing in this Section 5.1 shall relieve any Party from liability for any breach of any representation, warranty, covenant or other agreement contained in this Agreement, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity.

ARTICLE VI
MISCELLANEOUS

Section 6.1 Publication.  Each Stockholder (i) hereby consents to and authorizes the publication and disclosure by Royal Gold and the Company or their Affiliates in any press release or other disclosure document required in connection with the Master Agreement or the transactions contemplated thereby, of its identity and ownership of shares of Company Common Stock and the existence and terms of this Agreement and the Master Agreement and transactions contemplated hereby and thereby, and (ii) hereby agrees to reasonably cooperate with Royal Gold and the Company in connection with such filings.  As promptly as practicable, each Stockholder shall notify Royal Gold of any required corrections with respect to any information supplied by Stockholder, if and to the extent such Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

Section 6.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Royal Gold any direct or indirect ownership or incidence of ownership of or with respect to any Covered Company Shares.  All rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to the Stockholders, and Royal Gold shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Company Shares, except as otherwise provided herein.

Section 6.3 Further Assurances.  Each of the Parties agrees that it shall use commercially reasonable  efforts to take, or cause to be taken, all actions necessary, proper or advisable to give effect to the obligations of the Parties hereunder, including by executing and delivering such additional documents as may be reasonably necessary or desirable to effectuate this Agreement.

Section 6.4 Joint and Several Liability.  The Stockholders hereby agree that all representations, warranties, covenants, agreements, liability and obligations under this Agreement are several, and not joint, to the Stockholders, and no Stockholder will be liable for any breach, default, liability or other obligation of any of the other Stockholders.

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Section 6.5 Amendment and Modification; Waiver.  This Agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the Parties hereto.  Any agreement on the part of a Party to any waiver of any obligation of the other Parties shall be valid only if set forth in an instrument in writing signed on behalf of such waiving Party.  The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any Party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 6.6 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective Parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.6):

If to Royal Gold, to:	Royal Gold, Inc. 1660 Wynkoop Street, Denver, CO 80202 Attention: General Counsel Facsimile: (303) 595-9385

with a copy (which will not constitute notice to Royal Gold) to:	Hogan Lovells US LLP One Tabor Center 1200 17th St., Suite 1500 Denver, CO 80202 Attention: Paul Hilton Facsimile: (303) 899-7333

With a copy (which shall not constitute notice to Royal Gold or the Stockholders, to:	Contango Ore, Inc. 3700 Buffalo Speedway, Ste. 925 Houston, TX Attention: Brad Juneau Facsimile: (713) 621-7329

If to the Stockholders:	To the address set forth below such Stockholder’s name on the signature page

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with a copy (which will not constitute notice to the Stockholders) to:	Morgan, Lewis & Bockius LLP 300 South Grand Avenue, 22nd Floor Los Angeles, CA 90071 Attention: Richard A. Shortz Facsimile: (213) 612-2501

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 6.7 Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the Parties and delivered to the other Parties (including by facsimile or e-mail of a PDF document), it being understood that all Parties need not sign the same counterpart.

Section 6.8 Entire Agreement; Third Party Beneficiaries. This Agreement (including the Schedules hereto and, to the extent referred to in this Agreement, the Master Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof and (b) is not intended to confer any rights, benefits, remedies, obligations or liabilities upon any Person other than the Parties hereto and their respective successors and assigns.

Section 6.9 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any Party hereto.  Upon any such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties as closely as possible and to the end that the transactions contemplated hereby shall be fulfilled to the maximum extent possible.

Section 6.10 Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Parties, and any such assignment without such consent shall be null and void; provided, however, that prior to the Closing, Royal Gold may, without the prior written consent of any Stockholder, assign all or any portion of its rights under this Agreement one or more of its direct or indirect wholly-owned subsidiaries.  No assignment shall relive the assigning party of any of its obligations or liability hereunder.  Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

Section 6.11 Headings; Interpretation.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  “Include,” “includes,” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein.  References to a Person are also to its permitted successors and assigns.  This Agreement is the product of negotiations by the Parties having the assistance of counsel and other advisers.  It is the intention of the Parties that this Agreement not be construed more strictly with regard to one Party than with regard to the others.

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Section 6.12 Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

Section 6.13 Enforcement; Exclusive Jurisdiction. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any federal court located in the State of Delaware without proof of actual damages or otherwise, this being in addition to any other remedy to which they are entitled at law or in equity.  Each Party agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with such remedy.  In addition, each of the Parties hereto (a) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the Court of Chancery of the State of Delaware and any federal court located in the State of Delaware, in the event any dispute arises out of this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (c) agrees that it will not bring any action relating to this Agreement in any court other than the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction is vested in the federal courts, any federal court located in the State of Delaware and (d) consents to service of process being made through the notice procedures set forth in Section 6.6.

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Section 6.14 WAIVER OF JURY TRIAL.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS.  EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.14.

Section 6.15 Capacity as a Stockholder.  The Stockholders make their agreements and understandings herein solely in their capacities as record holders and Beneficial Owners of the Covered Company Shares and, notwithstanding anything to the contrary herein, nothing herein shall limit or affect any actions taken by any Stockholder or a Representative of any Stockholder solely in his or her capacity as a director or officer of the Company.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Royal Gold and each Stockholder have duly executed this Agreement, all as of the date first written above.

ROYAL GOLD, INC.

By:	/s/ Tony A. Jensen
Name: Tony A. Jensen
Title: President and Chief Executive Officer

[Signature Page to Voting Agreement]

JOHN B. JUNEAU

/s/ John B. Juneau

Address:	c/o Juneau Exploration, L.P.
3700 Buffalo Speedway, Suite 925
Houston, TX 77098

JUNEAU EXPLORATION, L.P.

By:	/s/ John B. Juneau
Name: John B. Juneau
Title: President
Address:	3700 Buffalo Speedway, Suite 925
Houston, TX 77098
Attention: Brad Juneau

HEXAGON, LLC

By:	/s/ Brian Fleischmann
Name: Brian Fleischmann
Title: Executive Vice President
Address:	730 17th Street
Denver, Colorado 80202
Attention: Conway J. Schatz

LABYRINTH ENTERPRISES, LLC

By:	/s/ Brian Fleischmann
Name: Brian Fleischmann
Title: Executive Vice President
Address:	730 17th Street
Denver, Colorado 80202
Attention: Conway J. Schatz

DAKOTA VENTURES I, LLC

By:	/s/ Conway J. Schatz
Name: Conway J. Schatz
Title: Managing Member
Address:	9716 Sunset Hill Circle
Lone Tree, Colorado 80124
Attention: Conway J. Schatz

HENRY H. GORDON

/s/ Henry H. Gordon

Address:	800 18th Street, Suite 200
Denver, CO 80202

STRATA RESOURCES, INC.

By:	/s/ Henry H. Gordon
Name: Henry H. Gordon
Title: President
Address:	800 18th Street, Suite 200
Denver, CO 80202
Attention: Henry H. Gordon

KELCLAY, INC.

By:	/s/ Henry H. Gordon
Name: Henry H. Gordon
Title: President
Address:	800 18th Street, Suite 200
Denver, CO 80202
Attention: Henry H. Gordon

ESTATE OF KENNETH R. PEAK

By:	/s/ Donna Peak
Name: Donna Peak
Title: Co-Executor
Address:	2 Longfellow Lane
Houston, Texas 77005

WILLIAM D. ARMSTRONG

/s/ William D. Armstrong

Address:	c/o Armstrong Oil & Gas
1421 Blake Street
Englewood, Colorado 80113
Attention: Bill Armstrong

EDGAR KERR

/s/ Edgar Kerr

Address:	6750 Lemon Gulch Drive
Castle Rock, Colorado 80108

JESSE SOMMER

/s/ Jesse Sommer

Address:	P.O. Box 585
Frisco, Colorado 80443

COLBY VANDENBURG

/s/ Colby Vandenburg

Address:	6 Bald Eagle
Littleton, Colorado 80127

EDWARD Y. TENG

/s/ Edward Y. Teng

Address:	P.O. Box 8349
Denver, Colorado 80201

SCHEDULE I

EXISTING SHARES

[attached]

Schedule I

Stockholder Name	Number of Shares of Common Stock of Contango ORE, Inc.
John B. Juneau	37,698
Juneau Exploration, L.P.	41,667
Total:	79,365

Schedule I

Stockholder Name	Number of Shares of Common Stock of Contango ORE, Inc.
Hexagon, LLC	250,000
Labyrinth Enterprises, LLC	41,667
Dakota Ventures I, LLC	4,167
Total:	295,834

Schedule I

Stockholder Name	Number of Shares of Common Stock of Contango ORE, Inc.
Henry H. Gordon	141,667
Strata Resources, Inc.	83,333
Kelclay, Inc.	50,000
Total:	275,000

Schedule I

Stockholder Name	Number of Shares of Common Stock of Contango ORE, Inc.
Estate of Kenneth R. Peak	739,783
Total:	739,783

Schedule I

Stockholder Name	Number of Shares of Common Stock of Contango ORE, Inc.
William D. Armstrong	105,000
Edgar Kerr	8,500
Jesse V. Sommer	8,500
Colby Vandenburg	2,000
Edward Y. Teng	1,000
Total:	125,000